Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of August 1, 2011 (this “Amendment”), by and among MCCORMICK & SCHMICK ACQUISITION CORP., a Delaware corporation (“MSAC”) and THE BOATHOUSE RESTAURANTS OF CANADA, INC., a British Columbia corporation (collectively, the “Borrowers”), the lenders from time to time party thereto (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent for itself and the Lenders (in such capacity, the “Administrative Agent”), amends certain provisions of the Amended and Restated Revolving Credit Agreement, dated as of December 28, 2007 (as amended and in effect from time to time, including, without limitation, as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 17, 2010, which amended the text of the Amended and Restated Revolving Credit Agreement in its entirety, the “Credit Agreement”), by and among the Borrowers, the Lenders, the Administrative Agent and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, successor by merger to Banc of America Securities LLC, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as joint arrangers and joint book runners.

WHEREAS, the Borrowers and the Lenders desire to amend the Credit Agreement as more fully provided herein below; and

WHEREAS, subject to the terms and conditions set forth in this Amendment, the Lenders and the Administrative Agent agree to amend the Credit Agreement as provided in this Amendment.

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Defined Terms. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

§2. Amendments to the Credit Agreement. Subject to the satisfaction of the condition set forth in Section 3 of this Amendment, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Consolidated EBITDA” by inserting the following new clause (b)(x) immediately after clause (b)(ix) thereof:

“plus (x) for any fiscal period through and including FQ4 2011, certain one-time charges consisting of advisory, legal, bonus and other similar expenses incurred during such period in connection with the Borrowers’ investigation of a potential sale or other similar strategic corporate alternatives; provided that the aggregate amount of all such charges which may be added back to Consolidated Pre-Tax Income pursuant to this clause (x) shall not exceed $2,500,000 in the aggregate”

(b) The penultimate paragraph of Section 9.4 of the Credit Agreement is hereby amended by:

(1) adding the text “or § 9.4(c) or § 9.4(d)” immediately after the text “§ 9.4(a) or § 9.4(b)” in the first sentence of such paragraph; and

(2) deleting the penultimate sentence of such paragraph.

§3. Effectiveness. This Amendment shall become effective upon the receipt by the Administrative Agent of a fully-executed counterpart hereof signed by the Borrowers, each Guarantor and each Lender.

§4. Representations and Warranties of Borrowers. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Representations and Warranties in the Credit Agreement. The representations and warranties of such Borrower contained in the Credit Agreement (as amended hereby) (subject to any materiality qualifier contained therein) and the other Loan Documents were true and correct as of the date when made and continue to be true and correct on the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.

(b) Ratification, Etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby.

(c) Authority, Etc. The execution and delivery by such Borrower of this Amendment and the performance by such Borrower and the other Credit Parties of all of their respective agreements and obligations under the Credit Agreement and the other Loan Documents as amended hereby, are within the corporate, limited partnership or limited liability company authority of such Borrower and such Credit Parties, as applicable, and have been duly authorized by all necessary entity proceedings on the part of such Borrower and such Credit Parties.

(d) Enforceability of Obligations. This Amendment and the Credit Agreement and the other Loan Documents as amended hereby constitute the legal, valid and binding obligations each of the Credit Parties enforceable against each of the Credit Parties in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles (including specific performance and injunctive relief), whether enforcement is sought by a proceeding in equity or at law.

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(e) No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(f) Event of Default. By its signature below, each Borrower and each Credit Party agrees that it shall constitute an Event of Default if any representation or warranty made herein (each of which shall be made without reference to any materiality qualifier therein) should be materially false or misleading when made.

§5. Representations and Warranties of the Administrative Agent. The Administrative Agent hereby represents and warrants to the Borrowers that the Lenders signing this Amendment constitute the Required Lenders for purposes of Section 17.14 of the Credit Agreement.

§6. No Other Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing contained in this Amendment shall in any way prejudice, impair or effect any rights or remedies of the Administrative Agent or any Lender or any Borrower or any other Credit Party under the Credit Agreement or the other Loan Documents.

§7. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

§8. Expenses. Pursuant to Section 17.2 of the Credit Agreement, all reasonable, out of pocket costs and expenses incurred or sustained by the Administrative Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Administrative Agent in producing, reproducing and negotiating the Amendment, will be for the account of the Borrowers whether or not this Amendment is consummated.

§9. Miscellaneous. THIS AMENDMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Borrowers:

MCCORMICK & SCHMICK ACQUISITION CORP.

By:
Name:
Title:

THE BOATHOUSE RESTAURANTS OF CANADA, INC.

By:
Name:
Title:

Signature Page to Fourth Amendment to Credit Agreement

BANK OF AMERICA, N.A., as
Administrative Agent

By:
Name:
Title:

Signature Page to Fourth Amendment to Credit Agreement

BANK OF AMERICA, N.A., as
a Lender

By:
Name:
Title:

Signature Page to Fourth Amendment to Credit Agreement

WELLS FARGO BANK, N.A., as
a Lender

By:
Name:
Title:

Signature Page to Fourth Amendment to Credit Agreement

RATIFICATION OF GUARANTY

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Amendment and the Borrowers’ execution thereof, (b) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of the Borrowers under the Credit Agreement (as amended hereby); (c) acknowledge and confirm that the liens and security interests granted pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Liens) that secure all of the Obligations on and after the date hereof; and (d) acknowledges, affirms and agrees that such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities under the Loan Documents to the Administrative Agent or any Lender.

Guarantors:

MCCORMICK & SCHMICK’S SEAFOOD RESTAURANTS, INC.

By:
Name:
Title:

MCCORMICK & SCHMICK ACQUISITION CORP. II

By:
Name:
Title:

MCCORMICK & SCHMICK RESTAURANT CORP.

By:
Name:
Title:

MCCORMICK & SCHMICK MARYLAND LIQUOR, INC.

By:
Name:
Title:

MCCORMICK & SCHMICK ACQUISITION I TEXAS, INC.

By:
Name:
Title:

MCCORMICK & SCHMICK ACQUISITION II TEXAS, INC.

By:
Name:
Title:

MCCORMICK & SCHMICK ACQUISITION TEXAS, LP

By:	McCormick & Schmick Acquisition I Texas, Inc., its General Partner

By:
Name:
Title:

MCCORMICK & SCHMICK ACQUISITION III TEXAS, INC.

By:
Name:
Title:

MCCORMICK & SCHMICK’S ATLANTA II, LLC

By:
Name:
Title:

MCCORMICK & SCHMICK’S HACKENSACK, LLC

By:
Name:
Title:

MCCORMICK & SCHMICK ORLANDO, LLC

By:
Name:
Title:

MCCORMICK & SCHMICK DALLAS, LP

By:	McCormick & Schmick Acquisition I Texas, Inc., its General Partner

By:
Name:
Title:

MCCORMICK & SCHMICK DALLAS LIQUOR, INC.

By:
Name:
Title:

MCCORMICK & SCHMICK AUSTIN, LP

By:	McCormick & Schmick Acquisition I Texas, Inc., its General Partner

By:
Name:
Title:

MCCORMICK & SCHMICK AUSTIN LIQUOR, INC.

By:
Name:
Title:

MCCORMICK & SCHMICK PROMOTIONS, LLC

By:
Name:
Title:

MCCORMICK & SCHMICK AUSTIN DOMAIN LIQUOR, INC.

By:
Name:
Title:

MCCORMICK & SCHMICK AUSTIN DOMAIN, LP

By:	McCormick & Schmick Acquisition I Texas, Inc., its General Partner

By:
Name:
Title:

MCCORMICK & SCHMICK ANNAPOLIS LIQUOR, INC.

By:
Name:
Title:

MCCORMICK & SCHMICK SEAFOOD MARKETS, INC.

By:
Name:
Title:

MCCORMICK & SCHMICK TEXAS, INC.

By:
Name:
Title:

MCCORMICK & SCHMICK NATIONAL HARBOR LIQUOR, INC.

By:
Name:
Title: